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                                                                    Exhibit 23.1
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                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Objective Systems Integrators, Inc. on Form S-8 of our reports dated August 5, 1997 appearing in and incorporated by reference in the Annual Report on Form 10-K of Objective Systems Integrators, Inc. for the year ended June 30, 1997.

/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
San Jose, California
December 23, 1997